November 7, 2000

Steve Pine
Thatis The Ticket, Inc.
1318 South Figueroa Street
Los Angeles, CA 90015

Dear Mr. Pine:

This letter expresses the intent of Thatis The Ticket, Inc. a California corporation (the iCompanyi) to sell One Hundred Percent (100%) of the common stock of the Company, and WorldNet Resource Group, Inc., a Utah corporation (iPurchaseri), to purchase such shares of the Company. This letter of intent (iLetter of Intenti) and the provisions contained herein are not binding on the parties unless specifically so stated, except to the extent that they reflect the present intent of the parties to enter into further negotiations and attempt to develop a mutually satisfactory definitive written agreement for the sale and purchase of the common stock of the Company, in a form mutually satisfactory to Purchaser and Company (iDefinitive Agreementi).

The parties undertake in good faith to attempt to negotiate and execute with deliberate speed, a Definitive Agreement, which will cover the general items, contained in the attached Private Offering Term Sheet (the term of which are incorporated herein by this reference) and those items below. The Definitive Agreement will contain all representations, warranties, covenants, agreements and indemnities customary for transactions of this type and provide for obtaining all corporate and other consents and approvals that may be necessary to consummate the transaction. Unless and until the parties execute such a Definitive Agreement in writings hereto, neither Purchaser nor the Company shall be under any obligation to the other regarding the transactions, which are the subject of this Letter.

The provisions set forth below reflect the general understandings between the Purchaser and the Company to provide guidance in the drafting of appropriate provisions in the Definitive Agreement. Our understandings are as outlined in the attached Private Offering Term Sheet and as follows:

          1. Common Stock to be Purchased: Purchaser will purchase from the Company One Hundred Percent (100%) of its common stock in exchange for the provisions set forth in the attached exhibit A.

     2. Confidentiality: Purchaser and the Company agree not to disclose or use, and not to permit their representatives to disclose or use, any Confidential Information furnished, to be furnished or otherwise acquired or obtained in connection with the purchase and sale of the common stock discussed herein (iAcquisitionsi) at any time or in any manner, except in connection with the evaluation of the Acquisition. Each party shall, and shall cause its representatives to, take any and all measures and precautions necessary or advisable to safeguard the Confidential Information of the other party and prevent the unauthorized use or disclosure thereof. Each party shall disclose the Confidential Information of the other party only to those of its representatives who need to know such Confidential Information for the purpose of evaluation the Acquisitions, and shall only disclose such portion of the Confidential Information of the other party to any such representatives as is necessary for the representative t to make the evaluation required of him. iConfidential Informationi means any and all information, records, files, agreements, contracts, or other documentation concerning Purchaser, or the Company, as the case may be; provided that it does not include information which (i) is

     generally available to or known by the public other than as a result of improper disclosure by the receiving party or (ii) is obtained by the receiving party from a source other than the furnishing party, provided that such source was not bound by a duty confidentially to the furnishing party or another party with respect to such information.

     3. Return of Information: In the event that the Acquisitions is not consummated, for any reason whatsoever, each party shall immediately return to the other party its Confidential Information and any notes or other material compiled from or related to such Confidential Information.

     4.   Assignments:   Neither party may assign its rights or delegate
     its obligations under this Letter of Intent without the prior written consent of the other party.

     5. No Third Party Beneficiaries: This Letter of Intent is not intended to, and shall not, benefit any person or entity not a party to this Letter of Intent

     6. Governing Law: This letter of intent and the Definitive Agreement shall be governed by and construed in accordance with the internal laws of the State of Washington without regard to its conflicts of laws principles.

     If you are in agreement with the foregoing, please sign and return one copy of this Letter of Intent to the undersigned, which thereupon will constitute our understanding with respect to its subject matter.

     The undersigned hereby accepts and agrees to the terms of the foregoing Letters of Intent on this 7th day of November, 2000


WorldNet Resource Group, Inc.


-----------------------------------
By: Stephen Brown, President/C.E.O.



Thatis The Ticket, Inc.


-----------------------------------
By: Steve Pine, President

